UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934

                           --------------------------


                                 MARCH 24, 2000
                        (DATE OF EARLIEST EVENT REPORTED)


                         UNITED SYSTEMS TECHNOLOGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       IOWA                         0-9574                 42-110279
(STATE OR OTHER JURISDICTION      (COMMISSION           (I.R.S. EMPLOYER
  OF INCORPORATION)               FILE NUMBER)         IDENTIFICATION NUMBER)

                           1850 CROWN ROAD, SUITE 1109
                               DALLAS, TEXAS 75234
                                 (972) 402-8600
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND TELEPHONE NUMBER)


                                 (972) 402-8600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On March 24, 2000, the Northern District of Texas US Bankruptcy Court approved United Systems Technology's ("USTI") bid for the purchase of certain assets of CPS Systems, Inc. ("CPS") at a Bankruptcy auction held on that day. This transaction closed on March 30, 2000. USTI successfully bid $200,000 in cash for the CPS City Fund Accounting and Utility Billing source code, software support and licensing agreements for approximately 60 customers located in Texas and Oklahoma. The assets purchased also included the accounts receivable related to these customers as well as substantially all of the fixed assets of CPS in its Dallas office

     The consideration utilized by USTI for this transaction consisted of amounts used from the cash balances of the company.

     The acquisition was arrived at through an arm's-length transaction between USTI and the Trustee appointed by the Northern District of Texas US Bankruptcy Court. There is no material relationship between CPS and USTI or any of its affiliates, directors or officers, or associates thereof.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (A)      FINANCIAL STATEMENT OF THE BUSINESS ACQUIRED.

                  There are no financial statements required to be filed with this report.

         (B)      PRO FORMA FINANCIAL STATEMENTS.

                  There are no pro forma financial statements required to be filed with this report.

         (C)      EXHIBITS

                  The following documents are filed as exhibits herewith, unless otherwise specified, and are incorporated herein by this reference.

                  99.1     Press Release dated March 28, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      UNITED SYSTEMS TECHNOLOGY, INC.

DATE: APRIL 7, 2000                   BY: /S/ RANDALL L. MCGEE
                                         ---------------------
                                         Randall L. McGee, Secretary
                                         and Treasurer (Principal Financial
                                         and Accounting Officer)

                                  EXHIBIT 99.1

                                                     PRESS RELEASE

   FOR IMMEDIATE RELEASE   MARCH 28, 2000

   CONTACT                 MR. RANDY MCGEE
                           VICE PRESIDENT - FINANCE
                           (972) 402-8600

UNITED SYSTEMS TECHNOLOGY, INC. ANNOUNCES PURCHASE OF CERTAIN CPS
 SYSTEMS, INC. ASSETS

     DALLAS, TX: United Systems Technology, Inc. (OTC - USTI) announced today that the Northern District of Texas US Bankruptcy Court approved USTI's bis for the purchase of certain assets of CPS Systems, Inc. ("CPS") at a bankruptcy auction held on March 24th. USTI successfully bid $200,000 in cash for the CPS City Fund Accounting and Utility Billing source code, software support and licensing agreements for approximately 60 customers located in Texas and Oklahoma. The assets purchased also included the accounts receivable related to these customers as well as substantially all of the fixed assets of CPS in its Dallas office. The Company expects to close this transaction by the end of the month.

     This Press Release contains forward-looking statements, other than historical facts, which reflect the view of Company's management with respect to future events. Such forward-looking statements are based on assumptions made by and information currently available to the Company's management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, the ability of the Company i) to generate levels of revenue and adequate cash flows from its operations to support and maintain its current cost structure and ii) to develop and deliver products that are competitive, accepted by its markets and are not rendered obsolete by changing technology. The forward-looking statements contained herein reflect the current views of the Company's management with respect to future events and are subject to these factors and other risks, uncertainties and assumptions relating to the operations, results of operations and financial position of the Company. The Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.

     USTI develops, markets and supports application software for local governments and rural water districts. The software applications operate in IBM midrange, network and single user PC platforms. USTI has over 1,700 installations nationwide.